EIGHTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT
                   [North Hill Apartments, Atlanta, Georgia]

     THIS EIGHTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made as of the 20th day of August, 1997, by and between N.H. ASSOCIATES, an Illinois limited partnership ("Seller"), and ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Purchaser").

                                   RECITALS

     Purchaser and Seller are parties to an Agreement of Sale dated as of May 16, 1997 (as the same has been amended from time to time, the "Purchase Agreement") and an Escrow Agreement dated as of May 16, 1997 (as the same has been amended from time to time, the "Escrow Agreement"). All capitalized terms which are used but not defined in this Amendment shall have the same respective meanings ascribed to such terms in the Purchase Agreement. Purchaser and Seller desire to amend the Purchase Agreement and Escrow Agreement as more particularly set forth below.

     NOW, THEREFORE, in consideration of the Purchase Agreement, the mutual covenants and agreements therein and hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Purchaser and Seller agree as follows:

     1.  Closing Date.  The Closing Date is hereby extended to September 4,
1997.

     2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

     3. Effect of Amendment. Except as expressly amended hereby, the Purchase Agreement and Escrow Agreement shall remain in full force and effect and otherwise unmodified.

                     SIGNATURE PAGE TO EIGHTH AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT
                   [North Hill Apartments, Atlanta, Georgia]

     IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Amendment as of the date first above written.

SELLER:        N.H. ASSOCIATES, an Illinois limited partnership

               By:  North Hill Partners, an Illinois joint venture,
                       its general partner

                    By:  Thornhill Limited Partnership, an Illinois
                            limited partnership, a joint venture partner

                         By:  Balcor Partners-XVI, an Illinois general
                                 partnership, its general partner

                              By:  RGF-Balcor Associates-II, an Illinois
                                      general partnership, a partner

                                   By:  The Balcor Company, a
                                           Delaware corporation, a
                                           general partner

                                   By:  /s/Michael J. Becker
                                           -----------------------------
                                   Name:   Michael J. Becker
                                   Its:    Managing Director

PURCHASER:     ERP OPERATING LIMITED PARTNERSHIP,
               an Illinois limited partnership

               By:  Equity Residential Properties Trust, its general partner

               By:  /s/Christopher J. Beda
                       -------------------------------
               Name:   Christopher J. Beda
               Its:    A.V.P.